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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 June 11, 2003

Investors Financial Services Corp.
(Exact name of Registrant as specified in its charter)

Delaware (State or jurisdiction of Incorporation	0-26996 (Commission File Number)	04-3279817 (IRS Employer Identification No.)
200 Clarendon Street Boston, Massachusetts 02116 (Address of principal executive offices)	02205-1537 (Zip Code)

Registrant's telephone number, including area code: 617 937-6700

No change since last report
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        Company officials meeting with investors will reaffirm the Company's earnings estimates for the year ended December 31, 2003 previously stated in its most recent earnings release dated April 10, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.
June 11, 2003	By:	/s/ JOHN E. HENRY John E. Henry Senior Vice President and General Counsel

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  Item 9. Regulation FD Disclosure.
SIGNATURES